                                                           EXHIBIT 10.14

                           FOURTH AMENDMENT
                       TO EMPLOYMENT AGREEMENT
                        DATED MARCH 25, 1993




         Reference is made to the Executive Employment Agreement dated as of March 25, 1993, as amended by an Amendment dated April 27, 1994, a Second Amendment dated April 25, 1995 and a Third Amendment dated March 8, 1996 (the "Agreement") by and between J. Baker, Inc. and Alan I. Weinstein. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1997" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1998".

         2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By:/s/ Jerry M. Socol                                  April 5, 1996
         Jerry M. Socol                                Date
         President and
         Chief Executive Officer




     /s/ Alan I. Weinstein                             April 5, 1996
         Alan I. Weinstein                             Date